Securities Act Registration No. 333-12745
                                     Investment Company Act Reg. No. 811-7831
   __________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                          Pre-Effective Amendment No. 2        [X]

                         Post-Effective Amendment No. __       [_]
                                     and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                           Amendment No. 2 [X]
                        (Check appropriate box or boxes.)
                             ______________________

                                FMI FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              225 East Mason Street
                              Milwaukee, Wisconsin                  53202
                    (Address of Principal Executive Offices)      (Zip Code)

                                  (414) 226-4555
              (Registrant's Telephone Number, including Area Code)

                                           Copy to:

   Ted D. Kellner                          W. David Knox, II
   Fiduciary Management, Inc.              Foley & Lardner
   225 East Mason Street                   777 East Wisconsin Avenue
   Milwaukee, Wisconsin  53202             Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)


   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant declares that an indefinite number or amount of shares of its common stock, $0.0001 par value, is being registered by this Registration Statement.

                                 FMI FUNDS, INC.

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)
                                       Caption or Subheading in
                                       Prospectus or Statement of
    Item No. on Form N-1A              Additional Information


    PART A - INFORMATION REQUIRED IN PROSPECTUS
    1.   Cover Page                    Cover Page

    2.   Synopsis                      Expense Information

    3.   Financial Highlights          Performance Information

    4.   General Description of        Introduction, Investment
         Registrant                    Objective and Policies

    5.   Management of the Fund        Management of the Fund;
                                       Brokerage Transactions
    5A.  Management's Discussion of         *
         Fund Performance

    6.   Capital Stock and Other       Dividends, Distributions
         Securities                    and Taxes; Capital
                                       Structure; Shareholder
                                       Reports

    7.   Purchase of Securities Being  Purchase of Shares;
         Offered                       Dividend Reinvestment;
                                       Automatic Investment Plan;
                                       Individual Retirement
                                       Account and Simplified
                                       Employee Pension Plan;
                                       Retirement Plan

    8.   Redemption of Repurchase      Redemption of Shares,
                                       Systematic Withdrawal Plan,
                                       Exchange Privilege

    9.   Legal Proceedings                  *

    PART B - INFORMATION REQUIRED IN STATEMENT
             OF ADDITIONAL INFORMATION

    10.  Cover Page                    Cover Page

    11.  Table of Contents             Table of Contents

    12.  General Information and            *
         History

    13.  Investment Objectives and     Investment Restrictions;
         Policies                      Investment Considerations

    14.  Management of the Fund        Directors and Officers of
                                       the Corporation

    15.  Control Persons and           Principal Stockholders
         Principal Holders of
         Securities

    16.  Investment Advisory and       Investment Adviser and
         Other Services                Administrator; Distribution
                                       of Shares; Custodian;
                                       Independent Accountants

    17.  Brokerage Allocation          Allocation of Portfolio
                                       Brokerage

    18.  Capital Stock and Other       Included in Prospectus
         Securities                    under "CAPITAL STRUCTURE"

    19.  Purchase, Redemption and      Included in Prospectus
         Pricing of Securities Being   under "DETERMINATION OF NET
         Offered                       ASSET VALUE"; "PURCHASE OF
                                       SHARES"; "DIVIDEND
                                       REINVESTMENT"; "AUTOMATIC
                                       INVESTMENT PLAN";
                                       "SYSTEMATIC WITHDRAWAL
                                       PLAN"; "EXCHANGE
                                       PRIVILEGE"; "INDIVIDUAL
                                       RETIREMENT ACCOUNT AND
                                       SIMPLIFIED EMPLOYEE PENSION
                                       PLAN"; "RETIREMENT PLAN";
                                       "Determination of Net Asset
                                       Value and Performance";
                                       Distribution of Shares

    20.  Tax Status                    Taxes

    21.  Underwriters                       *

    22.  Calculations of Performance   Determination of Net Asset
         Data                          Value and Performance

    23.  Financial Statements          Financial Statements

   _______________________
   * Answer negative or inapplicable


   P R O S P E C T U S                                      December 16, 1996


                                 FMI FOCUS FUND

                                 _______________


   FMI Funds, Inc. (the "Company") is an open-end, non-diversified management investment company - a mutual fund. The Company presently consists of a single portfolio, the FMI Focus Fund (the "Fund"). The Fund's investment objective is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, invest in foreign securities which are publicly traded in the United States and effect transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The Fund may leverage its investments.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Fund has filed with the Securities and Exchange Commission. A Statement of Additional Information, dated December 16, 1996, which is a part of such Registration Statement is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided without charge to each person to whom a Prospectus is delivered upon written or oral request made by writing to the address or calling the telephone number, stated below. All such requests should be directed to the attention of the Corporate Secretary.

                                 _______________

                                 FMI Focus Fund

                              225 East Mason Street
                           Milwaukee, Wisconsin  53202
                                 (414) 226-4555


                                 FMI Focus Fund

                                Table of Contents

                              Page No.                              Page No.

    Expense Information . .       1     Exchange Privilege  . . .      19

    Introduction  . . . . .       2     Individual Retirement
                                        Account and Simplified
                                        Employee Pension Plan . .      20

    Investment Objective and            Retirement Plan . . . . .      21
       Policies . . . . . .       2

    Management of the Fund       12     Dividends, Distributions
                                        and Taxes . . . . . . . .      21

    Determination of Net                Brokerage Transactions  .      22
    Asset Value . . . . . .      13

    Purchase of Shares  . .      14     Capital Structure . . . .      22

    Redemption of Shares  .      16     Shareholder Reports . . .      23

    Dividend Reinvestment .      17     Performance Information .      23

    Automatic Investment                Share Purchase
    Plan  . . . . . . . . .      18     Application . . . . . . .

    Systematic Withdrawal
    Plan  . . . . . . . . .      18

                                 _______________
                               Expense Information

   Shareholder Transaction Expenses
        Maximum Sales Load Imposed on Purchases or Reinvested
         Dividends . . . . . . . . . . . . . . . . . . . . . . . . . None
        Deferred Sales Load  . . . . . . . . . . . . . . . . . . . . None
        Redemption Fee . . . . . . . . . . . . . . . . . . . . . . . None(1)
        Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . None
   Annual Fund Operating Expenses (as a percentage of average net assets)
        Management Fees  . . . . . . . . . . . . . . . . . . . . . .1.00%
        12b-1 Fees . . . . . . . . . . . . . . . . . . . . . . . .  0.25%(2)
        Other expenses (net of reimbursements) . . . . . . . . . .  1.50%(3)
                                                                    -----
        Total Fund Operating Expenses (net of reimbursements)  . .  2.75%(3)
                                                                    =====
   _______________

   (1)  A fee of $10.00 is charged for each wire redemption.
   (2) The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. See "Purchase of Shares" for further information. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
   (3) Other expenses are estimated and reflect the fact that the Fund's investment adviser, Fiduciary Management, Inc., has agreed to reimburse the Fund to ensure that Total Fund Operating Expenses do not exceed 2.75% for the fiscal year ending September 30, 1997. Absent reimbursement, Other expenses and Total Fund Operating Expenses for the Fund for the fiscal year ending September 30, 1997 are estimated to be 1.75% and 3.00%, respectively, of average net assets.

    Example:                          1 Year   3 Years

    An investor would pay the
    following expenses on a $1,000
    investment, assuming (1) 5%
    annual return and (2)
    redemption at the end of each
    time period:                       $28       $85

             The purpose of the preceding table is to assist investors in understanding the various costs that an investor in the Fund will bear, directly or indirectly. They should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

                                  INTRODUCTION

             FMI Funds, Inc. (the "Company") was incorporated under the laws of Maryland on September 5, 1996 and is an open-end non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Company presently consists of a single portfolio, the FMI Focus Fund (the "Fund"). The Fund obtains its assets by continuously selling shares to the public. Proceeds from such sales are invested by the Fund in securities of other companies and certain other instruments. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities and instruments owned by the Fund. The Fund furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value.

                        INVESTMENT OBJECTIVE AND POLICIES

             The Fund's investment objective is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, invest in foreign securities which are publicly traded in the United States, and effect transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Dividend income and other income are not factors considered in selecting these investments. The Fund may leverage its investments. Warrants, stock index futures contracts, options on stock index future contracts and options on securities and stock indexes are derivatives.

             In managing the investment portfolio for the Fund, the Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser") may focus on a relatively limited number of securities (i.e., generally 25 or less, other than money market instruments). The Adviser believes this focused investment strategy has the potential for higher total returns than an investment strategy calling for investment in a large number of securities. However, the use of this focused investment strategy may increase the volatility of the Fund's investment performance. Additionally, the Fund could incur greater losses than it would have had it invested in a greater number of securities if the securities in which the Fund invests perform poorly.

             The Adviser will invest in securities which it believes will appreciate significantly over a one to two-year period. In doing so, it will employ a diverse investment approach. For example, it may purchase stocks of any size market capitalization or in any industry sector. As a consequence, the performance of the Fund will be more dependent on the Adviser's ability to make good investment decisions than on whether a particular sector of the market is performing well or "in favor" with investors.

             The Fund may invest in the following portfolio securities and may engage in the following investment techniques.

   Common Stocks

             The Fund's long common stock investments primarily will be made in companies in which the Adviser believes to be underpriced relative to the issuing corporation's future growth prospects. The Adviser will also purchase common stocks where the price is significantly below the estimated market value of the issuing corporation's assets less its liabilities on a per share basis.

             The Fund may invest in companies with modest capitalization, as well as start-up companies. Such companies often involve greater risks than larger companies because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. Additionally, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

   Foreign Securities

             The Fund may invest without limitation in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve risks which are in addition to the risks inherent in domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

   Short Sales

             The Fund may engage in short sales transactions, including short sales transactions in which the Fund sells a security the Fund does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

             Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. Up to 100% of the Fund's assets may be used to cover the Fund's short positions.

             The Fund may also engage in short sales when, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling short against the box"). The Fund may make a short sale against the box when the Fund wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

   Futures Contracts and Options Thereon

             The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

             The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

             Some futures and options strategies tend to hedge the Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, the Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position and for satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

             Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or
   trading may be suspended for specified periods during the day.   Futures
   contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

   Index Options Transactions

             The Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

             Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

             The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

   Options on Securities

             The Fund may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Fund will be traded on recognized securities exchanges.

             The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the put option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option. The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

             The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

             Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

             Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

   U.S. Treasury Securities

             The Fund may invest in U.S. Treasury securities as "cover" for the investment techniques the Fund employs. The Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or loss. Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.
   Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of a Fund's portfolio in investments in these securities.

             U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

   Repurchase Agreements

             The Fund, as part of a cash reserve or to "cover" investment strategies, may purchase repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

   Borrowing

             The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund when it leverages its investments will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Advisor believes that the Fund's investment objective would be furthered by increasing the Fund's investments in common stocks.

             The Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

             As required by the Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

             In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

   Warrants

             The Fund may invest in warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involve the risks that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants expiration. Also the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

   Money Market Instruments

             The Fund, as part of a cash reserve or to "cover" investment strategies, may invest in short-term, high quality money market instruments in addition to repurchase agreements and U.S. Treasury securities with a remaining maturity of 397 days or less. The Fund may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), including commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's.

             The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

   Illiquid Securities

             While the Fund does not anticipate doing so, it may purchase illiquid securities, including restricted securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. The Board of Directors of the Company has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

   Portfolio Turnover

             The Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.
   In selling a security or closing a futures contract, the Adviser will consider that profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code. Subject to the foregoing, the Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate may vary from year to year. The Fund's portfolio turnover rate will generally not exceed 200%. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of the Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year. The Fund may have a significant portion of its assets in short-term options and futures contracts which are excluded for purposes of calculating portfolio turnover.

             High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

   Additional Risks

             In addition to the risks discussed above, investors should understand that there can be no assurance that the Fund will achieve its investment objective. Many of the investments made by the Fund are subject to significant volatility. The Fund is intended for investors who can accept this risk. An investment in the Fund does not constitute a complete investment program. Investors may wish to complement an investment in the Fund with other types of investments. The fact that the Fund has no operating history should be considered a risk factor.

             As a result of the investment techniques used by the Fund, the Fund may have a significant portion (up to 100%) of its assets held in a segregated account as "cover" for the investment techniques the Fund employs. The securities maintained in the segregated account of the Fund will be liquid securities. These assets may not be sold while the position in the corresponding instrument or transaction (e.g. short sale, option or futures contract) is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Fund's assets to "cover" investment techniques could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

             Participation in the options or futures markets by the Fund involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) adverse changes in the value of such instruments;
   (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

   Investment Restrictions

             The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. These restrictions include the Fund's limitations on borrowing described under the caption "INVESTMENT OBJECTIVE AND POLICIES" and the following restrictions:

             (1) The Fund will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations. As such the Fund is classified as a non-diversified investment company under the Act. A non-diversified portfolio may be more volatile than a diversified portfolio.

             (2) The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

             A list of the Fund's policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objective, as well as other policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in the Fund's investment objective may result in the Fund having an investment objective different from the investment objective which the shareholder considered appropriate at the time of investment in the Fund. However the Fund will not change its investment objective without sending written notice to shareholders at least 30 days in advance of any such change.

                             MANAGEMENT OF THE FUND

             As a Maryland corporation, the business and affairs of the Fund are managed by its Board of Directors. Under an investment advisory agreement (the "Advisory Agreement") with the Fund, Fiduciary Management, Inc. (the "Adviser"), 225 East Mason Street, Milwaukee, Wisconsin 53202, furnishes continuous investment advisory services and management to the Fund. The Adviser is the investment adviser to individuals and institutional clients (including investment companies) with substantial investment portfolios. The Adviser was organized in 1980 and is wholly owned by Ted D. Kellner and Donald S. Wilson. Since that time,
   Mr. Kellner has served as Chairman of the Board and Chief Executive Officer and Mr. Wilson has served as President and Treasurer of the Adviser. Messrs. Kellner and Wilson are primarily responsible for the day-to-day management of the Fund's portfolio. They have held this responsibility since the Fund commenced operations. Mr. Kellner has been President, Treasurer and a Director of the Fund and Mr. Wilson has been Vice President, Secretary and a Director of the Fund during the same period.

             The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day to day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Service and Distribution Plan and expenses incurred in complying with laws regulating the issue or sale of securities. For the foregoing, the Adviser receives a monthly fee of 1/12th of 1% (1% per annum) of the daily net assets of the Fund.

             Under an Administration Agreement (the "Administration Agreement") with the Fund, the Adviser supervises all aspects of the Fund's operations except those performed by it pursuant to the Advisory Agreement. Under the Administration Agreement, the Adviser at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for supervising the fund's operations. For the foregoing, the Adviser receives a monthly fee of 1/12 of .2% (.2% per annum) of the first $30,000,000 of daily net assets of the Fund, 1/12 of .1% (.1% per annum) on the next $70,000,000 of daily net assets of the Fund and 1/12 of .05 (0.05% per annum) of the daily net assets of the Fund over $100,000,000, subject to a fiscal year minimum of $20,000.

             The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

                        DETERMINATION OF NET ASSET VALUE

             The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

             Common stocks and securities sold short that are listed on any national stock exchange or quoted on the Nasdaq Stock Market will be valued at the last sale price on the date valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on any national stock exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted equity securities for which market quotations are readily available will be valued at the average of the current bid and asked prices. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limit move in which event the futures contract will be valued at its fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                               PURCHASE OF SHARES

             Shares of the Fund may be purchased directly from the Fund. Share purchase application forms are included at the back of the Prospectus. The price per share is the next determined per share net asset value after receipt of an application. Additional purchase applications may be obtained from the Fund. Purchase applications should be mailed directly to: FMI Focus Fund, c/o Firstar Trust Company,
   P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. PLEASE DO NOT mail letters by overnight courier to the Post Office Box address. To purchase shares by overnight or express mail, please use the following street address: FMI Focus Fund, c/o Firstar Trust Company, Mutual Fund Services, 615 East Michigan Street, Milwaukee,
   Wisconsin 53202. All applications must be accompanied by payment in the form of a check made payable to FMI Focus Fund, or by direct wire transfer. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any payment check returned by the custodian. The shareholder will also be responsible for any losses suffered by the Fund as a result. When a purchase is made by check (other than a cashiers or certified check), the Fund may delay the mailing of a redemption check until it is satisfied that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers. Funds should be wired to: Firstar Bank Milwaukee, NA, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, ABA #75000022, Firstar Trust Company, Account #112-952137, for further credit to: FMI Focus Fund, "name of shareholder and existing account number" if any. The establishment of a new account by wire transfer should be preceded by a phone call to Firstar Trust Company 1-800-811-5311, to provide information for the setting up of the account. A follow up application should be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase price and $100 as the minimum for any subsequent purchase (except through dividend reinvestment and the automatic investment plan), which minimum amounts are subject to change at any time. Shareholders will be advised at least thirty days in advance of any increases in such minimum amounts. Stock certificates for shares are not issued.

             Shares may be purchased through registered broker-dealers who may charge a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

             The Fund had adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Fund, the distributor will directly bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Fund's distribution expenses will be authorized by the officers of the Company. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                              REDEMPTION OF SHARES

             A shareholder may require the Fund to redeem his shares in whole or part at any time during normal business hours. Redemption requests must be made in writing and directed to: FMI Focus Fund, c/o Firstar Trust Company, P. O. Box 701, Milwaukee, Wisconsin 53202-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. PLEASE DO NOT mail letters by overnight courier to the Post Office Box address. Redemption requests sent by overnight or express mail should be directed to: FMI Focus Fund, c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin
   53202. If a redemption request is inadvertently sent to the Fund, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption by telephone or telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

             Redemption requests should specify the name of the Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number and the additional requirements listed below that apply to the particular account.

    Type of Registration           Requirements

    Individual, Joint Tenants      Redemption request signed by all
    Sole Proprietor, Custodial     person(s) required to sign for the
    (Uniform Gift to Minors Act), account, exactly as it is registered. General Partnership

    Corporations, Associations     Redemption request and a corporate
                                   resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).

    Trusts Redemption request signed by the trustee(s) with a signature guarantee. (If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)

             Redemption requests from shareholders in an Individual Retirement Account must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. If a shareholder is not included in any of the above registration categories (e.g., executors, administrators, conservators or guardians), the shareholder should call the transfer agent, Firstar Trust Company (1-800-811-5311), for further instructions.

             Signatures need not be guaranteed unless the proceeds of redemption are requested to be sent by wire transfer, to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address of record, in which cases each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Trust Company in its capacity as transfer agent, have been satisfied.

             The redemption price is the net asset value next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the written request in proper form with all required documentation.
   The amount received will depend on the market value of the investments in the Fund's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder no later than the seventh day after receipt of the redemption request in proper form and all required documentation except as indicated in "Purchase of Shares" for certain redemptions of shares purchased by check.

             The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                              DIVIDEND REINVESTMENT

             Shareholders may elect to have all income dividends and capital gains distributions reinvested or paid in cash, or elect to have income dividends reinvested and capital gains distributions paid in cash or capital gains distributions reinvested and income dividends paid in cash. See the Share Purchase Application included at the back of this Prospectus for further information. If the shareholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund, calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the shareholder's account on the dividend payment date. As in the case of normal purchases, stock certificates are not issued. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased.

             A shareholder may change an election at any time by notifying the Fund in writing or by calling Firstar Trust Company at 1-800-811-5311. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on thirty days' notice to participants.

                            AUTOMATIC INVESTMENT PLAN

             Shareholders wishing to invest fixed dollar amounts in the Fund on a regular basis can make automatic purchases in amounts of $50 or more, on any date specified by the shareholder each month or calendar quarter by using the Fund's Automatic Investment Plan. If such date is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. A $20 fee will be charged by Firstar Trust Company if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. To use this service, the shareholder must authorize the transfer of funds from his checking or NOW account by completing the Automatic Investment Plan application included as part of the Share Purchase Application located at the back of the Prospectus or by calling the Fund's office at
   (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. Shareholders may change the date or amount of investments at any time by writing to or calling Firstar Trust Company at 1-800-811-5311. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

             The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                           SYSTEMATIC WITHDRAWAL PLAN

             The Fund has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns Fund shares worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his Fund shares with the Fund and appoints it as his agent to effect redemptions of Fund shares held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. The Systematic Withdrawal Plan does not apply to Fund shares held in Individual Retirement Accounts or defined contribution retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the Share Purchase Application located at the back of this Prospectus or may be obtained by calling the Fund at (414) 226-4555.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made at periodic intervals no more frequent than monthly on the date specified by the shareholder or, if that day is a weekend or holiday, on the next business day. See the Share Purchase Application located in the back of this Prospectus for further information. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

             The shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Trust Company in writing or by telephone at 1-800-811-5311. To change the designated payee or payee's address, you must notify Firstar Trust Company in writing.

                               EXCHANGE PRIVILEGE

             A shareholder may redeem all or any portion of his Fund shares and use the proceeds to purchase shares of Fiduciary Capital Growth Fund, Inc., another mutual fund managed by the Adviser, or Portico Money Market Fund, a money market mutual fund not affiliated with the Fund or the Adviser, if such shares are offered in his state of residence. The redemption of shares of the Fund and the purchase of shares of Fiduciary Capital Growth Fund, Inc. and/or Portico Money Market Fund will be effected at the respective net asset values of such funds. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in the realization of a capital gain or loss. Prior to exercising the Exchange Privilege a shareholder should obtain and carefully read the prospectus for Fiduciary Capital Growth Fund, Inc. and/or Portico Money Market Fund. The Exchange Privilege does not in any way constitute an offering of, or recommendation on the part of the Adviser or the Fund or Fiduciary Capital Growth Fund, Inc. of, an investment in Portico Money Market Fund. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.

             Exchange requests must be made in writing. Exchange request forms may be obtained by writing the Fund or by calling (414) 226-4555. Written requests should include the account numbers for both the Fund and Fiduciary Capital Growth Fund, Inc. or Portico Money Market Fund, if an account is already opened, and the amount of the exchange. If a new account is to be opened by the exchange, the registration must be identical to that of the original account.

             The Fund reserves the right upon prior notice (except as provided below) to suspend, limit, modify or terminate the Exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the Exchange Privilege of any shareholder who makes more than five exchanges of shares in a year or three in a calendar quarter. The Fund will not notify any such shareholder in advance of terminating its Exchange Privilege.

                        INDIVIDUAL RETIREMENT ACCOUNT AND
                        SIMPLIFIED EMPLOYEE PENSION PLAN

             Individual shareholders may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund has a prototype IRA plan using IRS Form 5305-A. An individual may contribute to the IRA an annual amount equal to the lesser of 100% of annual earned income or $2,000 ($2,250 maximum ($4,000 in 1997 and later tax years) in the case of a married couple where one spouse is not working and certain other conditions are met).

             Earnings on amounts held under the IRA accumulate free of federal income taxes. Distributions from the IRA may begin at age 59-1/2, and must begin by April 1 following the calendar year end in which a person reaches age 70-1/2. Excess contributions, certain distributions prior to age 59-1/2 and failure to begin distribution after age 70-1/2 may result in adverse tax consequences.

             Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant has the right to revoke his account within seven days after receiving the disclosure statement in accordance with IRS regulations and obtain a full refund of his contribution should he so elect. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. It anticipates that it will not so exercise its discretion but reserves the right to do so.

             Firstar Trust Company, Milwaukee, Wisconsin, serves as custodian and furnishes the services provided for in the IRA plan as required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The custodian invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of the participants: $12.50 annual maintenance fee; $15 for transferring to a successor trustee; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit.

             The Fund's prototype IRA plan may also be used to establish a Simplified Employee Pension Plan ("SEP/IRA"). The SEP/IRA is available to employers and employees, including self-employed individuals, who wish to purchase shares with tax deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 15% of earned income. Under this plan, employer contributions are made directly to the IRA accounts of eligible participants.

             Requests for information and forms concerning the IRA and SEP/IRA should be directed to the Fund. Included with the forms is a disclosure statement which the IRS requires to be furnished to individuals who are considering an IRA or SEP/IRA. Consultation with a competent financial and tax adviser regarding the IRA and SEA/IRA is recommended.

                                 RETIREMENT PLAN

             A prototype defined contribution plan is available for employers who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually the lesser of $30,000 or 25% of earned income.
   This plan includes a cash or deferred 401(k) arrangement for employers who wish to allow employees to elect to reduce their compensation and have such amounts contributed to the plan, not to exceed $9,500 annually (as adjusted for cost-of-living increases). The Fund has received an opinion letter from the Internal Revenue Service that the prototype defined contribution retirement plan is acceptable for use under Section 401 of the Internal Revenue Code, as amended (the "Code").

             Firstar Trust Company, Milwaukee, Wisconsin, serves as custodian and furnishes the services provided for in the retirement plan. The custodian invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees will be charged against the accounts of the participants: $12.50 for annual maintenance fee per participation account; $15 for a transfer to successor trustee; $15 for distribution(s) to a participant; and $15 for a refund of an excess contribution.

             Requests for information and forms concerning the retirement plan should be directed to the Fund. Consultation with a competent financial and tax adviser regarding the retirement plan is recommended.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

             The Fund will endeavor to qualify annually for and elect tax treatment applicable to a registered investment company under Subchapter M of the Code. Pursuant to the requirements of the Code, the Fund intends normally to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually so as to avoid paying income tax on its net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. For federal income tax purposes, distributions by the Fund, whether invested in additional shares of Common Stock or received in cash, will be taxable to the Fund's shareholders except those shareholders that are not subject to tax on their income.

             Shareholders will be notified annually as to the federal tax status of dividends and distributions. For federal income tax purposes, a shareholder's cost of his shares is his basis and on redemption his gain or loss is the difference between such basis and the redemption price. Distributions and redemptions may also be taxed under state and local tax laws which may differ from the Code.

                             BROKERAGE TRANSACTIONS

             The Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sale of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

             The Advisory Agreement permits the Adviser to cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the Fund. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commission and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis.

                                CAPITAL STRUCTURE

             The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

             The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting of shareholders to elect directors unless otherwise required by the Act. The Fund has also adopted provisions in its Bylaws for the removal of directors by its shareholders.

                               SHAREHOLDER REPORTS

             Shareholders will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends September 30, with an annual report containing audited financial statements. Shareholders who have questions about the Fund should call Firstar Trust Company, 1-800-811-5311 or (414) 765-4124 or write to: FMI Focus Fund, 225 East
   Mason Street, Milwaukee, Wisconsin  53202, Attention:  Secretary.

                             PERFORMANCE INFORMATION

             The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

             Any reported performance results will be based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc. Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent service that ranks over 1,000 mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                            FMI FOCUS FUND
                         225 East Mason Street
                      Milwaukee, Wisconsin  53202
                             414-226-4555



                          BOARD OF DIRECTORS
                            BARRY K. ALLEN
                            TED D. KELLNER
                            THOMAS W. MOUNT
                           DONALD S. WILSON


                 INVESTMENT ADVISER AND ADMINISTRATOR
                      FIDUCIARY MANAGEMENT, INC.
                         225 East Mason Street
                      Milwaukee, Wisconsin  53202


        CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                         FIRSTAR TRUST COMPANY
                       615 East Michigan Street
                      Milwaukee, Wisconsin  53202
                            1-800-811-5311
                                  or
                             414-765-4124


                        INDEPENDENT ACCOUNTANTS
                         PRICE WATERHOUSE LLP
                       100 East Wisconsin Avenue
                              Suite 1500
                      Milwaukee, Wisconsin  53202


                             LEGAL COUNSEL
                            FOLEY & LARDNER
                       777 East Wisconsin Avenue
                      Milwaukee, Wisconsin  53202



                          P R O S P E C T U S








                            FMI FOCUS FUND






                               A NO-LOAD
                              MUTUAL FUND

   STATEMENT OF ADDITIONAL INFORMATION                      December 16, 1996



                                 FMI FUNDS, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin  53202



             This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Funds, Inc., dated December 16, 1996. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Secretary or by calling (414) 226-4555.



                                 FMI FUNDS, INC.

                                Table of Contents

                                                                     Page No.

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . .    8

   PRINCIPAL STOCKHOLDERS  . . . . . . . . . . . . . . . . . . . . . . .   10

   INVESTMENT ADVISER AND ADMINISTRATOR  . . . . . . . . . . . . . . . .   11

   DETERMINATION OF NET ASSET VALUE AND PERFORMANCE  . . . . . . . . . .   12

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . .   13

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   13

   CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   17

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . .   18

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .   19

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   19




             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 16, 1996 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc..

             This Statement of Additional Information does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS


             As set forth in the Prospectus dated December 16, 1996 of FMI Funds, Inc. (the "Corporation") under the caption "Investment Objective and Policies", the investment objective of FMI Focus Fund (the "Fund") is capital appreciation. Consistent with its investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

             2. The Fund may sell securities short and write put and call options to the extent permitted by the Investment Company Act of 1940 (the "Act").

             3. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

             4. The Fund may pledge or hypothecate its assets to secure its borrowings.

             5. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

             6. The Fund will not make investments for the purpose of exercising control or management of any company.

             7. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase,the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations.

             8. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

             9. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

             10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

             11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

             12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

             13. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

             2. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

             3. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund;
   (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   Illiquid Securities

             The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

             Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

   Futures Contracts and Options Thereon

             The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

             The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

             Some futures and options strategies tend to hedge the Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, the Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position and for satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

             The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying instrument or the amount by which the current market value of the underlying instrument exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

             When the Fund purchases or sells a stock index futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

             The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

             The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

             Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or
   trading may be suspended for specified periods during the day.   Futures
   contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

   Index Options Transactions

             The Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

             Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

             Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

             Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

             The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

   Options on Securities

             The Fund may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Fund will be traded on recognized securities exchanges.

             When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

             When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

             The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the put option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option. The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

             The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

             Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

             Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, address principal occupations during the past five years and other information with respect to each of the directors and offices of the Fund are as follows:

   BARRY K. ALLEN                Age 48

   30 South Wacker Drive
   Suite 3800
   Chicago, IL 60606
   (A DIRECTOR OF THE FUND)

             Mr. Allen is Executive Vice President, Communications & Information Products, Ameritech, Chicago, Illinois and has served in that capacity since August, 1995. From September, 1993 to August 1995, Mr. Allen was President and Chief Operating Officer of Marquette Electronics, Inc., a manufacturer of medical electronic equipment and systems, Milwaukee, Wisconsin. From July, 1993 to September, 1993, Mr. Allen was President and Chief Executive Officer of Ameritech Illinois and from July, 1989 to July, 1993, Mr. Allen was President and Chief Executive Officer of Wisconsin Bell. Mr. Allen is a director of Harley-Davidson Inc. Mr. Allen is also a director of Fiduciary Capital Growth Fund, Inc., an investment company for which the Adviser serves as investment adviser.

   TED D. KELLNER*               Age 50

   225 East Mason Street
   Milwaukee, Wisconsin
   (PRESIDENT, TREASURER AND A DIRECTOR OF THE FUND)

             Mr. Kellner is Chairman of the Board and Chief Executive Officer of Fiduciary Management, Inc., an investment advisory firm, which he co-founded with Mr. Donald S. Wilson in 1980. Mr. Kellner is also President, Treasurer and a director of Fiduciary Capital Growth Fund, Inc.

   THOMAS W. MOUNT               Age 65

   401 Pine Terrace
   Oconomowoc, Wisconsin
   (A DIRECTOR OF THE FUND)

             Mr. Mount is retired Chairman and a director of Stokely
   USA, Inc., a canned and frozen food processor and was employed by such firm in various capacities since 1957. Mr. Mount is also a director of Fiduciary Capital Growth Fund, Inc.

   DONALD S. WILSON*             Age 53

   225 East Mason Street
   Milwaukee, Wisconsin
   (VICE PRESIDENT, SECRETARY AND A DIRECTOR OF THE FUND)

             Mr. Wilson is President and Treasurer of Fiduciary Management, Inc. Mr. Wilson is also Vice President, Secretary and a director of Fiduciary Capital Growth Fund, Inc.

   GARY G. WAGNER           Age 53

   225 East Mason Street
   Milwaukee, Wisconsin
   (VICE PRESIDENT AND ASSISTANT SECRETARY OF THE FUND)

             Mr. Wagner has been Executive Vice President of Fiduciary Management, Inc. since July 1, 1987. Mr. Wagner is also Vice President and Assistant Secretary of Fiduciary Capital Growth Fund, Inc.

   PATRICK ENGLISH               Age 36

   225 East Mason Street
   Milwaukee, Wisconsin
   (VICE PRESIDENT OF THE FUND)

             Mr. English is Senior Vice President of Fiduciary Management, Inc. and has been employed by such firm in various capacities since

   December, 1986. Mr. English is also Vice President of Fiduciary Capital Growth Fund, Inc.

             The Fund plans to pay each director who is not an officer of the Fund a fee of $150 for each meeting of the Board of Directors attended.

   ____________________

   * Messrs. Kellner and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

             The Corporation was organized on September 5, 1996. The table below sets forth the compensation anticipated to be paid by the Corporation to each of the directors of the Corporation during the fiscal year ending September 30, 1997:

                               COMPENSATION TABLE
                                                                                         Total
                                              Pension or                              Compensation
                           Aggregate      Retirement Benefits  Estimated Annual     from Corporation
         Name of          Compensation    Accrued as Part of    Benefits Upon       and Fund Complex
          Person        from Corporation     Fund Expenses         Retirement     Paid to Directors(1)

    Barry K. Allen            $600                 0                  0                  $3,000
    Ted D. Kellner             0                   0                  0                    0
    Thomas W. Mount           $600                 0                  0                  $3,000
    Donald S. Wilson           0                   0                  0                    0
   ____________________

   (1) Fiduciary Capital Growth Fund, Inc. and the Corporation are the only investment companies in the Fund Complex.

                             PRINCIPAL STOCKHOLDERS

             As of the date hereof, Fiduciary Management, Inc. owns 100% of the Fund's outstanding shares. As of such date it controls the Fund and the Corporation and owns sufficient shares of the Fund to approve or disapprove all matters brought before stockholders of the Corporation, including the election of directors of the Corporation and the approval of auditors. The Corporation does not control any person.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser"). The Adviser is wholly-owned by Ted D. Kellner and Donald S. Wilson. The Adviser's executive officers include Messrs. Kellner, Wilson, Wagner, English, Ms. Maria Blanco, Senior Vice President and Secretary, Mr. John Brandser, Vice President - Fixed Income, Ms. Camille Wildes, Vice President and Ms. Jody Reckard, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.75%. As of the date of this Statement of Additional Information the percentage applicable to the Fund is 2.75%. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

             As set forth in the Prospectus under the caption "Management of the Fund" the Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Investment Company Act of 1940 (the "Act"), calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all respects of the Fund's operations.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Corporation. Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Fund's stockholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned.

             The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

             As set forth in the Prospectus under the caption "Determination of Net Asset Value" the net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:
                                         n
                                 P(1 + T)  = ERV

             P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value of a
                       hypothetical $1,000 payment made
                       at the beginning of the stated
                       periods at the end of the stated
                       periods

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Allen and Mount are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not begin operations until December 16, 1996, and thus, the Fund had not incurred any distribution costs as of that date.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. The Fund did not commence operations until December 16, 1996.

                                    CUSTODIAN

             Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Trust Company also acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

             As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes" the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Under the Code, the Fund will not qualify as a regulated investment company for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of the Fund's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which the Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months; and (iv) effect short sales.

             If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

             With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

             The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes.
   The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

             The Fund will utilize options on stock indexes. Options on "broadbased" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss"). In addition, any nonequity option held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. These tax considerations may have an impact on investment decisions made by the Fund.

             The trading strategies of the Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions.

             Dividends from the Fund's net investment income and distributions from the Fund's net realized capital gains are taxable to stockholders as ordinary income, whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company income taxable distributions made by the Fund.

             Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the stockholders under the Act.

             The Corporation's bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Corporation's Prospectus, the Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1."

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             -    Leading market positions in well-established industries.

             -    High rates of return on funds employed.

             - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS

             Price Waterhouse LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 has been selected as the independent accountants for the Fund. As such Price Waterhouse LLP performs an audit of the Fund's financial statement and considers the Fund's internal control structure.

                              FINANCIAL STATEMENTS

             The following financial statements for the Fund are attached hereto:

             -    Report of Independent Accountants

             -    Statement of Assets and Liabilities

             -    Notes to the Financial Statement


                        REPORT OF INDEPENDENT ACCOUNTANT


   To the Stockholders and Board of
      Directors of FMI Funds, Inc.:


   In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of FMI Focus Fund (the "Fund"), a series of FMI Funds, Inc. at December 9, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion express above.





   Price Waterhouse LLP
   Milwaukee, Wisconsin
   December 9, 1996

                                 FMI FUNDS, INC.

                                 FMI FOCUS FUND

                       Statement of Assets and Liabilities
                                December 9, 1996


                                                          FMI Focus
                                                              Fund

    ASSETS
    Cash                                                  $100,000

    Unamortized organizational costs                         29,741
                                                          ---------
              Total Assets                                  129,741
                                                          ---------

    LIABILITIES

    Accounts payable                                         29,741
                                                          ---------
              Total Liabilities                              29,741
                                                          ---------

    NET ASSETS                                            $100,000
                                                          ========

    Capital Shares, $0.0001 par value, 500,000,000 shares authorized; 10,000 shares outstanding

    Net asset value, offering and redemption price per
     share (net assets/shares outstanding)                $   10.00
                                                          =========


                The accompanying notes to the financial statement
                     are an integral part of this statement.

                                 FMI FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENT

                                DECEMBER 9, 1996

   1.   Organization
        FMI Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on September 5, 1996 and is in the process of registering under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company. The FMI Focus Fund (the "Fund") is the single portfolio of the series of the Company. The Company has had no operations other than those relating to organizational matters and the sale of 10,000 shares of its common stock to its original stockholder, Fiduciary Management, Inc. (the "Adviser") for cash in the amount of $100,000.

   2.   Significant Accounting Policies

        (a)  Organization costs
             Organizational costs and initial registration expenses incurred by the Fund are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Fund. The proceeds of any redemption of the initial shares by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

        (b)  Federal Income Taxes
             The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

   3.   Investment Adviser
        FMI Funds, Inc. has an agreement with the Adviser, with whom certain officers and directors of FMI Funds, Inc. are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee of 1/12 of 1.00% (1.00% per annum) on the average daily net assets of the Fund. The Adviser has committed to reimburse expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund during the period ending September 30, 1997 do not exceed 2.75% of such Fund's average net assets.

   4.   Distribution Plan
        Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.

                                     PART C

                                OTHER INFORMATION

   Item 24.    Financial Statements and Exhibits

        (a.)   Financial Statement (included in Part B)

               Report of Independent Accountants

               Statement of Assets and Liabilities

               Notes to Financial Statement

        (b.)   Exhibits

               (1) Registrant's Articles of Incorporation (Exhibit 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (2) Registrant's Bylaws (Exhibit 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (3)   None

               (4)   None

               (5) Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund (Exhibit 5 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (6)   None

               (7)   None

               (8) Custodian Agreement with Firstar Trust Company (Exhibit 8 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.1) Fund Administration Servicing Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund (Exhibit 9.1 to Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.2) Transfer Agent Agreement with Firstar Trust Company relating to FMI Focus Fund (Exhibit 9.2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (10) Opinion of Foley & Lardner, counsel for Registrant (Exhibit 10 to Registrant's Registration Statement on

                     Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (11)   Consent of Price Waterhouse LLP.

              (12)   None

              (13) Subscription Agreement (Exhibit 13 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (14) Individual Retirement Custodial Account (Exhibit 14 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (15)   Service and Distribution Plan (Exhibit 15 to
                     Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (16)   None

              (17)   Financial Data Schedule.

              (18)   None

   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant is controlled by Fiduciary Management, Inc. which owns 100% of Registrant's voting securities as of December 9, 1996. Registrant neither controls any person nor is under common control with any other person.

   Item 26.  Number of Holders of Securities

                                            Number of Record Holders
                 Title of Class              as of December 9, 1996


         Class A Common Stock, $0.0001                  1
           par value (FMI Focus Fund)


   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 4 through 6 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Not Applicable.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ted D. Kellner, at Registrant's corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             Registrant undertakes to file a post-effective amendment to this Registration Statement within four to six months of the effective date of this Registration Statement which will contain financial statements (which need not be certified) as of and for the time period reasonably close or as soon as practicable to the date of such post-effective amendment.

             With respect to stockholder meetings, Registrant undertakes to call stockholder meetings in accordance with the provisions of Article I of its Bylaws, which are discussed in Parts A and B of this Registration Statement.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 9th day of December, 1996.

                                 FMI FUNDS, INC.
                                 (Registrant)


                                 By:  /s/ Ted D. Kellner
                                      Ted D. Kellner, President

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


             Name                     Title                  Date

    /s/ Ted D. Kellner       (Principal Executive,    December 9, 1996
    Ted D. Kellner           Financial and Accounting
                             Officer) and a Director


    /s/ Barry K. Allen       Director                 December 9, 1996
    Barry K. Allen


                             Director                 December __, 1996
    Thomas W. Mount


    /s/ Donald S. Wilson     Director                 December 9, 1996
    Donald S. Wilson

                                  EXHIBIT INDEX

          Exhibit No.                  Exhibit                Page No.

                (1)      Registrant's Articles of
                         Incorporation*

                (2)      Registrant's Bylaws*

                (3)      None

                (4)      None

                (5)      Investment Advisory Agreement with
                         Fiduciary Management, Inc.
                         relating to FMI Focus Fund*

                (6)      None

                (7)      None

                (8)      Custodian Agreement with Firstar
                         Trust Company*



              (9.1)      Fund Administration Servicing
                         Agreement with Fiduciary
                         Management, Inc. relating to FMI
                         Focus Fund*

              (9.2)      Transfer Agent Agreement with
                         Firstar Trust Company*

               (10)      Opinion of Foley & Lardner,
                         counsel for Registrant*

               (11)      Consent of Price Waterhouse LLP

               (12)      None

               (13)      Subscription Agreement*

               (14)      Individual Retirement Custodial
                         Account*

               (15)      Service and Distribution Plan*

               (16)      None

               (17)      Financial Data Schedule

               (18)      None
   __________________________________

   *   Incorporated by reference.
   **  To be filed by amendment.